Property and Equipment	12 Months Ended
Dec. 31, 2022
Property and Equipment
Property and Equipment

Note 7. Property and Equipment

Property and equipment as of December 31, 2022 and 2021 were comprised of the following (in thousands):

	December 31,
	2022	2021
Processing and research equipment	$(1,000)	$(985)
Leasehold improvements	613	606
Office equipment and furniture	188	187
Computer hardware and software	1,029	994
	830	802
Less: accumulated depreciation and amortization	(585)	(588)
Property and equipment, net	$245	$214

Depreciation and amortization expense on property and equipment totaled approximately $0.1 million in both the years ended December 31, 2022 and 2021. Amounts included within cost of goods sold is not material.